Exhibit 10.42

Guaranteed Loan Contract

Contract Number: 90707120101892009070

Borrower: Fujian Province Baisha Fire Control Industrial Trading Co., Ltd

Lender: Nan’an Rural Cooperative Bank Meilin Branch

Surety: Zhong Qing He Cheng Co., Ltd.

This Contract is made in line with the National law, after reaching agreement through negotiations, hereby enter into this contract.

Article one

Lender to the borrower issuing uniform the following loans

1.	Loan Amount: RMB(Capital) ¥3,000,000.00

2.	Purpose of Loan: Material Purchasing

3.	Life of loan From: 12 (mm) 30 (dd) 2009 (yy) To 9 (mm) 30 (dd) 2010 (yy)

(1) Refer to below diagram for life of loan and repayment. Annex with more information is regarded as part of this contract.

Loan				Repayment
Year	Month	Day	Amount	Year	Month	Day	Amount
2009	12	30	¥3,000,000.00	2010	9	30	¥3,000,000.00

Should there be any inconsistency in the amount of loan, advance and payment due date between this contract and loan voucher, the loan voucher shall prevail. A certificate of indebtedness or a loan voucher is an integral part of this Contract, bearing the equal legal effect with this contract.

4.	Interest calculation and payment

(1) The interest rate of loan is monthly (monthly/year) rate, article ‚.

 Fixed interest rate. The rate is             .

‚ Floating interest rate. It is floating (floating / down) 80% on the basis of the benchmark interest rate. In case of adjustment of benchmark interest rate, interest rate adjustment date is determined by the (3) way:(1) The new implementation date of the official benchmark rate after the benchmark interest rate adjusted by the People’s Bank of China,. (2) The interest rate is adjusted every         months. Interest rate adjustment date is the corresponding date of the value date of the month. If there is no corresponding date of the month, places the interest rate adjustment date on the last day of the month. (3) Other ways: adjusted quarterly

(2) Settle interest every quarter (year/quarter/month). The interest settlement date is the last month of per year (quarter)/the twentieth day of every month.

(3) If the borrower repay in advanced and don’t change the interest rate, the lender is entitled to calculate and collect interest according to the contract.

Article two

Rights and Obligations of the borrower

1.	The borrower is entitled to obtain and use the loan according to this contract. Without the approve of the lender, the borrower is not allowed to change the loan usage.

2.	The borrower performs the obligation under the contract.

3.	The borrower ensures the financial statements true, complete and effective and supply the financial statements every quarter (month/quarter). The borrower supplies the bank, account number and other relevant information in accordance with the lender.

4.	The borrower must accept the lender’s inspection and supervision about his production, operation, financial activities, the use of loans, etc.

5.	The borrower and the investor can not transfer assets maliciously, withdraw funds and transfer shares unauthorized to avoid the contract debt.

6.	The borrower should notify the lender in advance when it provides security for its other debts or others and the guarantee shall not affect the realization of the creditor claims; without the written consent of the lender, the borrower can not provide security for other debt by the assets formed by the loan.

7.	The borrower must notify the lender in written form 30days in advance when it implements of contracting, leasing, joint venture, joint-stock reform, merger, division, transfer of assets, foreign investment and changing its business management or property organization by other reasons. The borrower must be approved by the lender and implement the measures of debt and repayment. Otherwise, the borrower isn’t allowed to perform those acts.

8.	In addition to the above listed events, the borrower should inform the lender in written form 30 days in advance and implement the debt security measures approved by the lender when there is any other circumstance that may have seriously adverse impact on the operation or contractual obligations performance. Such as business outage, cancellation of registration, revocation of business license, illegal activities of the legal representative or main responsible person, significant litigation or arbitration involving, serious difficulties in production and management, deteriorating financial situation.

9.	The borrower shall provide additional security measures that recognized by the lender when the surety under this contract is partially or fully incapable for the security capabilities, including business outage, cancellation of registration, revocation of business licenses, bankruptcies, and operating loss and other situations.

10.	The borrower should bear the cost on related expenses under this contract including legal services, insurance, transportation, evaluation, registration, storage, appraisal, notary

Article Three

Rights and Obligations of the lender

1.	The lender shall be entitled to ask the borrower for the production, operation, financial statements and other documents and inspect and supervise the production, operation, financial activities, use of the loan, etc.

2.	The lender is entitled to ask the bank to transfer money from the borrower’s account to its own account directly for the payment under the contract. (This provides the lender as the borrower’s authorization, without further authorization signed.)

3.	The lender lends the money according to the contract timely and fully. It is exceptional for non-lender reasons.

4.	The lender should keep the business secret of the borrower’s production and operation related at the request of the borrower and the surety. But it is not including the lender’s internal use and state regulations.

Article Four

After being allowed, the borrower can repay principal in advance. The borrower should apply in written form to the lender in advance for extension. If the lender agrees with extension, the two sides should sign a renewal agreement.

Article Five

Guarantee Commitments

1.	The surety is willing to provide security claims for the creditor’s rights arising between the lender and the borrower according to Article One of this contract.

2.	The guarantee is jointly and severally obligation. If there are more than one surety under the contract, every surety assumes jointly and severally obligation.

3.	The guarantee period is two years starting from the expiration of the debt performance; If the loan is extended, the surety continues to assume jointly and severally obligation and the guarantee period is two years starting from the expiration of the debt performance after extension. In the event of laws and regulations or the contract matters, causing the debt under this contract was announced in advance due the lender, the guarantee period is two years starting from the contract deadline that the lender announced.

4.	The guarantee range covers the principal, interest, penalty interest, liquidated damages, all the costs of realize claims and other accrued expenses (including but not limited to legal fees, arbitration fees, property preservation fees, legal fees, travel expenses, the implementation of fees, assessment fees, auction fees)

5.	Lending terms of the contract some or all invalid, does not affect the validity of guarantee claims, the surety remains assuming the jointly and severally obligation of debt caused by the property return or compensation.

6.	Whatever the borrower uses the loan to do, the surety is willing to assume jointly and severally liable for all debts guaranteed. The surety is obligated to supervise the use of the borrower’s loan.

7.	The borrower ensure the financial statements true, complete and effective and supply the financial statements every quarter (month/quarter). The borrower supplies the bank, account number and other relevant information in accordance with the lender.

8.	The borrower must accept the lender’s inspection and supervision about his production, operation, financial activities, etc.

9.	The surety and the investor can not transfer assets maliciously, withdraw funds and transfer shares unauthorized to avoid the guarantee obligation.

10.	The borrower should notify the lender in advance when it provides security for its other debts or others. If the new guarantee probably affects the guarantee obligation under the contract, the borrower must be allowed by the lender through written form.

11.	The surety must notify the lender in written form 30days in advance when it implements of contracting, leasing, joint venture, joint-stock reform, merger, and division, transfer of assets, foreign investment and changing its business management or property organization by other reasons. The surety must be approved by the lender. Otherwise, the surety is forbidden to do the acts.

12.	In addition to the above listed events, the surety should inform the lender in written form 30 days in advance and implement the guarantee measures approved by the lender when there is any other circumstance that may have seriously adverse impact on the guarantee obligations performance. Such as business outage, cancellation of registration, revocation of business license, illegal activities of the legal representative or main responsible person, significant litigation or arbitration involving, serious difficulties in production and management, deteriorating financial situation, etc.

13.	If the lender transfers the claims, the surety remains assuming jointly and severally obligation in the guarantee period.

14.	The lender is entitled to ask the bank to transfer money from the surety’s account to its own account directly for the payment of implementing the guarantee obligation. (This provides the lender as the surety’s authorization, without further authorization signed.)

Article Six

Guarantee Accountability

1.	One of the following circumstances occurring, the lender is entitled to ask the surety to fulfill guarantee obligation. If the payment is insufficient to pay off the debt under this contract, the lender has the right to pay the money for repayment of principal, interest, penalty interest or related costs:

(1)	The debt performance of this contract expires, but the lender is not paid. The meaning of the expiration of the contract includes that the debt performance period expires and the lender announced the debt under the contract expires in advance according to the event of laws and regulations or the contract matters.

(2)	The borrower, the surety is accepted the bankruptcy application by the people’s court

(3)	The borrower, the surety is withdrawn a business license, ordered to shut down or have other reasons for dissolution

(4)	The borrower, the surety dies or is declared missing or dead

(5)	The borrower, the surety breach the contract

(6)	Other serious situations affect the creditor

2.	The surety’s obligation won’t be remit when the borrower implements contracting, leasing, joint venture, joint-stock reform, merger, division, name and principal change, changing its business management or property organization by other reasons.

Article Seven

Liabilities for breach of contract

After the contract entering into force, either party breach of contract should bear the corresponding legal responsibility and compensate the other party’s economic loss.

1.	Borrower Defaults

(1)	If the borrower doesn’t use the loan under the contract, the lender calculates the contract interest rate adding % from the date of default or in accordance with daily interest rates/monthly interest rates/AIR. (If the People’s Bank adjusts the interest rate policy, its provisions.)

After the loan extended, if the borrower fails to use the loan under the contract, the lender adds            % based on the rate after extension.

(2)	loans overdue

If the loans overdue, calculates the contract interest rate based on the overdue penalty interest rate, adding             % from the date of loans overdue, or in accordance with daily interest rates/monthly interest rates/AIR. (If the People’s Bank adjusts the interest rate policy, calculates according its provisions.)

After the loan period extended, add 40% based on the interest rate after extension from the date of loan overdue.

(3)	The borrower fails to pay interest periodically, the part of loan unpaid interest calculates interest according to the overdue loan penalty rate.

2.	When the borrower and the surety default, the lender has the right to request the deadline for correction; stop issuing loans this contract has not yet, collect the loans still outstanding; the lender has the right to do credit sanctions, inform the relevant departments, units and the financial industry, announced the implementation of collection through the media to the people who avoids the lender for breach of contract supervision.

3.	The borrower and the surety perform the obligations under t the contract, but the lender can not be scheduled, to provide full bandwidth to the borrower, In this case, the borrower and guarantor can charge of extreme based on daily interest rate according to the amount and extension of the number of days of default on interest rates imposed the extreme penalty of

Article Eight

Other Terms

1. The lender is entitled to supply the borrower, the surety’s credit information to the Chinese People’s Bank personal credit information database, enterprise credit information databases and the credit database established by credit department, and the lender is entitled to inquire the credit information of the borrower and surety from the credit database or the relevant units, departments and individual. The information can be used limited according to the report issued by the People’s Bank of China “personal credit information database Interim Measures,” “corporate credit information database based on Interim Measures”.

2. The borrower and the surety should notify the lender in written form 10 days in advance when they apply to change name, legal representative, charter, address, business dull, registered capital and other matters.

3. The borrower and the surety should notify the lender in written form within 10 days after changing the contact side Otherwise, the lender contacting at the original notice shall be deemed the borrower, and the surety has been notified.

4. _______________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

Article Nine

Dispute Settlement

If there is a dispute in the performance of the contract, the party’s negotiated settlement can be a way to solve the dispute; you can solve the dispute as article one

1. The litigation. A lender domicile shall have jurisdiction

2. The arbitration. Submitted                                 (the name of arbitration body) according to their rules of arbitration.

In litigation or arbitration, the terms of the contract does not involve the dispute still has to be fulfilled.

Article Ten

The contract shall go into effect after signed or sealed by the borrower, the lender, the surety.

Article Eleven

The contract bears three copies, each of the Borrower, the Lender the surety shall hold one copy.

Article Twelve

Terms statement

1.	The borrower and the surety are clearly aware of the lender’s business scope, authorization privileges.

2.	The borrower and the surety have read all the terms of this contract. The lender has given a detailed description of the terms of the contract. The borrower and the surety understand fully the meaning of the terms of the contract and the corresponding legal consequences

3.	If the loans under the contract for the old borrowing, the surety has known and voluntarily guaranteed.

4.	The borrower and the surety have the right to sign the contract.

Borrower Legal representative /s/ Zhuang Daqi Authorized agent	Lender /s/ Nan’an Rural Cooperative Bank Meilin Branch Legal representative Authorized agent

Surety(signature) Legal representative Zheng Hecheng Authorized agent	Surety (signature) Legal representative Authorized agent

Surety (signature) Legal representative Authorized agent	Surety (signature) Legal representative Authorized agent

Date:	2009 Year 12 Month 30 Day

Location:	Meilin Branch